EXHIBIT 32

CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Non-Invasive Monitoring Systems, Inc. (the “Company”) on Form 10-KSB for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Allan F. Brack, Chief Executive Officer of the Company, and David Genzler, Principal financial and accounting officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 30, 2003	/s/ Allan F. Brack

Allan F. Brack
Chief Executive Officer

October 30, 2003	/s/ David Genzler

David Genzler
Principal financial and accounting officer